Calvert

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September 30, 2002

Annual Report

Calvert Income Fund

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Table of Contents

President's Letter	1
Portfolio Manager Remarks	3
Independent Auditors' Report	5
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	16
Financial Highlights	21
Explanation of Financial Tables	25
Trustee and Officer Information Table	28

Dear Shareholders:

The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order.  Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.   Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program.  Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.  In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

Barbara J. Krumsiek

President and CEO

November 7, 2002

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Greg Habeeb of Calvert Asset Management Company

How did the Fund perform?

For the 12 months ended September 30, 2002, the Calvert Income Fund's Class A Shares returned 1.93%, underperforming both the Lipper Corporate Debt Funds BBB-Rated Average at 4.88% and the Lehman Aggregate Bond Index at 8.60%.

What was the investment climate?

Since September 11, 2001, the investment climate has deteriorated for a number of reasons. The combination of terrorist activities, war in Afghanistan, potential war with Iraq, and rising oil prices all frayed the nerves of investors. The corporate scandals associated with firms like Enron and WorldCom all but destroyed investor confidence. In addition, a weakening economy made the current environment for bond investors among the worst since the Great Depression. The markets were characterized by dropping corporate prices, tremendous risk-adverseness, and apathy. Market performance was further impacted by severe illiquidity, and a strong treasury market fed by the "flight to quality."

What was your strategy?

Consistent with our strategy in the past, we invested a large percentage of the assets in corporate bonds. The Fund was hurt by severe price markdowns on several credits gone awry which accounted for all of the Fund's underperformance. After taking numerous credit "hits" for a variety of reasons, we strategically restructured the Portfolio to emphasize a more defensive higher quality posture. We purchased a sizeable amount of insured paper which has a AAA rating as well as short corporate paper with maturities less than 1 year. We have reduced our exposure to more risky, less liquid kinds of securities in order to minimize the impact of credit markdowns on our portfolio. We have structured the portfolio with a more defensive posture in security selection.

What is your outlook?

In the long term our outlook is mildly positive. We believe that the stock market is nearing a bottom and that corporate bond spreads (at all-time wides) are nearing an extremely oversold state. However, over a short period of time (less than 6 months) the markets could deteriorate until capital market investors show renewed confidence. For this reason, we will continue to be very defensive about our "core" holdings.

November 7, 2002

Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	1.15%	1.93%
Class B	0.76%	1.14%
Class C	0.74%	1.09%
Class I	1.39%	2.46%
Lehman Aggregate Bond Index TR	8.45%	8.60%
Lipper Corporate Debt Funds BBB-Rated Avg	4.74%	4.88%
Maturity Schedule
Weighted Average
	9/30/02	9/30/01
	13 years	16 years

SEC Yields
	30 days ended
	9/30/02	9/30/01
Class A	6.48%	7.02%
Class B	5.96%	6.52%
Class C	5.90%	6.38%
Class I	7.30%	7.80%

Investment performance does not reflect the

deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

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Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(1.88%)
Five year	7.50%
Ten year	7.17%
Since inception	9.38%
(10/12/82)

Class B Shares
One year	(2.86%)
Since inception	5.79%
(8/1/99)

Class C Shares
One year	0.15%
Since inception	6.75%
(8/1/00)

Class I Shares
One year	2.46%
Since inception	7.89%
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

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Independent Auditors' Report

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Income Fund (the "Fund") one of the portfolios constituting The Calvert Fund, as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights for the periods presented through September 30, 2001 were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Fund as of September 30, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 15, 2002

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Schedule of Investments

September 30, 2002

	Principal
Debt Securities - 96.7%	Amount	Value
Corporate Bonds - 80.5%
Agfirst Farm Credit Bank, 8.393%, 12/15/16	$18,000,000	$21,867,372
Alabama Power Co. Capital Trust, 5.50%, 10/1/09	14,000,000	14,209,300
American Airlines, 2.42%, 9/23/07	18,750,000	18,738,281
AMVESCAP plc Senior Note, 6.60%, 5/15/05	1,000,000	1,087,430
AT&T Canada, Inc.:
7.625%, 3/15/05 +	19,875,000	3,080,625
7.65%, 9/15/06 **	82,550,000	12,382,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	50,141,000	31,856,082
Autopista del Maipo Sociedad, 7.373%, 6/15/22	5,520,000	6,173,016
Bank One Issuance Trust, 4.16%, 1/15/08	10,500,000	10,964,205
Bombardier Capital, Inc.:
3.895%, 11/21/02	5,000,000	5,008,034
7.30%, 12/15/02	700,000	697,312
Brascan Corp.:
7.375%, 10/1/02	42,625,000	42,628,410
7.125%, 6/15/12	3,000,000	3,216,690
Burlington Northern Santa Fe Corp., 5.14%, 1/15/21	5,000,000	5,227,600
Captec Franchise Trust, 6.504%, 5/25/05	5,229,160	5,232,431
CIT Group, Inc.:
5.92%, 11/8/02	9,500,000	9,507,600
6.15%, 12/15/02	7,930,000	7,946,574
7.375%, 3/15/03	8,686,000	8,800,395
3.32%, 3/1/04	60,000,000	59,992,200
CNL Funding, 7.721%, 8/25/09	16,254,160	18,058,331
Columbia Energy Group, 6.61%, 11/28/02	13,200,000	13,194,456
Conseco, Inc.:
8.75%, 8/9/06 ##	79,855,000	17,967,375
9.00%, 4/15/08 ++	1,000,000	225,000
10.75%, 6/15/09 ***	2,000,000	450,000
COX Communications, Inc.:
2.47%, 11/7/02	4,600,000	4,600,184
6.50%, 11/15/02	5,000,000	5,007,550
Daimler-Chrysler Auto Trust:
2.20%, 4/6/05	50,000,000	50,182,500
2.93%, 6/6/06	15,000,000	15,204,600
Daimler-Chrysler North America Holding Corp.,
6.84%, 10/15/02	1,500,000	1,502,175
Dime Bancorp., Inc., 9.00%, 12/19/02	6,215,000	6,292,004
Dobie Center Properties Ltd, 6.75%, 5/1/28	7,510,000	7,662,678
Dole Foods Co., 7.25%, 5/1/09	5,125,000	4,612,500
EOP Operating LP, 6.375%, 2/15/03	17,500,000	17,715,600
Evangelical Lutheran Good Samaritan Fund, 6.78%, 11/1/05	2,000,000	2,241,938
Finova Group, Inc., 7.50%, 11/15/09	160,146,000	49,645,260
First Republic Bank, 7.75%, 9/15/12	19,795,000	20,269,090
Ford Motor Co., 7.45%, 7/16/31	55,900,000	45,515,457

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	Principal
Debt Securities - Cont'd	Amount	Value
Ford Motor Credit Co.:
7.50%, 1/15/03	$165,000	$165,818
6.125%, 4/28/03	10,485,000	10,524,214
7.50%, 6/15/03	24,725,000	25,039,749
6.625%, 6/30/03	3,788,000	3,817,281
GATX Financial Corp., 8.875%, 6/1/09	4,000,000	3,887,280
General Electric Capital Corp., 1.96%, 9/15/04	10,000,000	10,042,500
General Motors Acceptance Corp.:
6.625%, 10/1/02	495,000	495,040
5.80%, 3/12/03	1,075,000	1,085,062
5.95%, 3/14/03	3,500,000	3,534,545
6.75%, 3/15/03	1,950,000	1,977,144
7.125%, 5/1/03	4,675,000	4,766,583
6.875%, 8/28/12	20,000,000	19,468,400
Discount Notes, 12/1/12	5,000,000	2,335,250
8.00%, 11/1/31	26,600,000	25,970,910
General Motors Corp., 8.875%, 5/15/03	100,000	102,622
Great Lakes Power, Inc., 8.30%, 3/1/05	25,000,000	27,350,500
HCA, Inc., 6.30%, 10/1/12	2,500,000	2,453,725
Hertz Corp.:
6.00%, 1/15/03	6,500,000	6,468,280
7.625%, 6/1/12	17,000,000	15,658,190
Household Finance Corp.:
5.875%, 11/1/02	1,205,000	1,207,314
2.14625%, 5/28/04	24,250,000	23,760,635
7.20%, 7/15/06	1,450,000	1,487,221
6.75%, 5/15/11	25,000,000	23,999,000
6.375%, 10/15/11	32,175,000	30,059,816
7.00%, 5/15/12	17,500,000	17,158,050
HSBC USA, Inc., 1.94438%, 9/24/04	5,000,000	4,997,135
Hudson United Bancorp., Inc., 8.2%, 9/15/06	6,850,000	7,462,732
Interpool Capital Trust, 9.875%, 2/15/27	43,741,000	33,680,570
Interpool, Inc.:
7.20%, 8/1/07	17,765,000	16,077,325
7.35%, 8/1/07	22,625,000	20,475,625
Jefferies Group, Inc., 7.75%, 3/15/12	17,050,000	18,580,919
JET Equipment Trust, 9.71%, 8/15/13	6,260,000	1,576,080
Kansas City Southern, 7.50%, 6/15/09	1,000,000	1,017,500
Kinder Morgan, Inc., 6.45%, 3/1/03	2,804,000	2,836,611
LCOR Alexandria LLC, 6.625%, 9/15/19	59,000,000	67,042,290
Liberty Mutual Insurance Co.:
8.20%, 5/4/07	600,000	637,146
8.50%, 5/15/25	1,250,000	1,140,337
7.875%, 10/15/26	4,375,000	3,727,019
7.697%, 10/15/2097	67,240,000	49,551,173
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26	48,255,000	21,714,750
8.30%, 12/1/37	32,720,000	14,396,800
8.45%, 12/1/2097	5,000,000	2,250,000
Markel Capital Trust I, 8.71%, 1/1/46	3,000,000	2,490,540
Markel Corp., 7.00%, 5/15/08	3,200,000	3,205,088

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	Principal
Debt Securities - Cont'd	Amount	Value
Michigan Consolidated Gas Co., 7.21%, 5/1/07	$500,000	$575,971
New Valley Generation II, 5.572%, 5/1/20	49,521,459	55,533,364
Noranda, Inc., 8.00%, 6/1/03	1,000,000	1,027,110
Nortel Networks Corp., 6.125%, 2/15/06	65,340,000	22,869,000
PHH Corp., 8.125%, 2/3/03	34,000,000	33,986,740
Post Apartment Homes LP MFH Revenue VRDN, 1.81%, 7/15/29	11,100,000	11,100,000
Prudential Holdings, LLC, 7.245%, 12/18/23	37,750,000	40,395,142
Raytheon Co., 7.90%, 3/1/03	8,330,000	8,506,679
Residential Asset Security Corp., 7.59%, 12/25/28	3,750,000	4,001,353
Rex Lumber, LLC, VRDN, 1.85%, 2/1/22	1,000,000	1,000,000
Riggs Capital Trust II, 8.875%, 3/15/27	14,370,000	12,914,175
Sears, Roebuck Acceptance Corp.:
6.82%, 10/17/02	500,000	500,710
6.41%, 11/19/02	12,190,000	12,238,394
Simon Property Group, Inc.:
7.05%, 4/1/03	800,000	814,136
6.75%, 6/15/05	850,000	906,134
7.125%, 6/24/05	500,000	538,675
Sovereign Bancorp. Inc.:
8.00%, 3/15/03	400,000	404,000
8.625%, 3/15/04	13,600,000	14,008,000
10.25%, 5/15/04	2,500,000	2,650,000
10.20%, 6/30/05	19,779,771	22,351,142
10.50%, 11/12/06	11,650,000	12,931,500
12.18%, 6/30/20	33,719,421	46,532,801
Sprint Capital Corp.:
6.00%, 11/15/07	15,660,000	11,196,900
6.125%, 11/15/08	1,850,000	1,239,500
6.90%, 5/1/19	21,688,000	13,012,800
8.75%, 3/15/32	9,000,000	6,030,000
Staples, Inc., 7.375%, 10/1/12	10,000,000	10,191,000
Stilwell Financial, Inc., 7.75%, 6/15/09	3,000,000	2,973,510
TIERS Trust:
8.45%, 12/1/17	4,236,162	3,857,237
7.697%, 10/15/2097	13,500,000	1,659,657
Toll Road Investment Partnership II Discount Notes:
2/15/03	9,800,000	9,712,643
2/15/05	3,000,000	2,768,190
2/15/06	13,800,000	12,446,841
2/15/08	19,100,000	15,385,184
2/15/09	3,000,000	2,313,840
2/15/10	10,100,000	7,117,864
2/15/13	17,000,000	9,927,184
2/15/14	21,900,000	12,141,864
2/15/19	5,000,000	1,796,210
2/15/26	11,500,000	2,531,127
2/15/28	12,400,000	2,397,577
Tyco International Group SA:	9,800,000	9,712,643
6.125%, 11/1/08	3,000,000	2,520,000
6.75%, 2/15/11	2,000,000	1,680,000
6.375%, 10/15/11	49,100,000	40,753,000

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	Principal
Debt Securities - Cont'd	Amount	Value
Verizon Global Funding Corp.:
7.25%, 12/1/10	$11,705,000	$12,286,973
7.75%, 12/1/30	11,809,000	11,721,495
7.75%, 6/15/32	20,000,000	19,849,800
Yum! Brands, Inc., 7.70%, 7/1/12	5,000,000	5,075,000

Total Corporate Bonds (Cost $1,712,023,964)		1,613,007,946

Mortgage Securities - 0.0%
Ginnie Mae, 11.00%, 10/15/15	915	1,031

Total Mortgage Securities (Cost $942)		1,031

Taxable Municipal Obligations - 7.0%
Alameda California Corridor Transportation Authority
Revenue Bonds:
6.50%, 10/1/19	9,155,000	10,629,321
6.60%, 10/1/29	2,000,000	2,263,640
Colorado Metropolitan Football Stadium District Revenue Bonds:
5.00%, 3/1/07	1,950,000	2,054,286
6.50%, 3/1/12	8,685,000	9,525,448
Columbus Georgia Development Authority Revenue
VRDN, 1.85%, 4/1/20	3,340,000	3,340,000
Connecticut State Housing Finance Authority Revenue VRDN,
1.80%, 11/15/16	10,280,000	10,280,000
Greater Valley Medical Building Partnership LP, 6.86%, 3/1/21	3,000,000	3,170,400
Indiana State Development Finance Authority Revenue VRDN,
2.06%, 9/1/16	9,405,000	9,405,000
Los Angeles California Water and Power Revenue VRDN,
1.80%, 7/1/34	7,500,000	7,500,000
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 1.95%, 7/1/22	400,000	400,000
Maryland State Transportation Authority Limited Obligation
Revenue Bonds:
5.84%, 7/1/11	1,270,000	1,409,852
5.89%, 7/1/12	500,000	556,010
6.48%, 7/1/22	2,800,000	3,238,060
New Jersey Economic Development Authority Revenue
Discount Notes, 2/15/08	3,030,000	1,236,543
New York City GO VRDN, 1.75%, 11/1/23	10,000,000	10,000,000
Philadelphia Pennsylvania IDA Discount Notes:
4/15/21	28,350,000	9,145,143
4/15/22	12,750,000	3,844,635
Philadelphia Pennsylvania IDA Revenue Bond, 6.488%, 6/15/04	20,916,971	22,132,038
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	19,300,000	22,022,844
Texas State GO VRDN, 1.85%, 12/1/09	3,800,000	3,800,000
Texas State Veterans Housing Assistance VRDN, 1.85%, 12/1/29	4,500,000	4,500,000

Total Taxable Municipal Bonds (Cost $133,631,511)		140,453,220

U.S. Government Agencies and Instrumentalities - 4.1%
Central American Bank For Economic Integration, Guaranteed
by the United States Agency of International Development,
6.79%, 10/1/10	6,223,598	6,977,588

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	Principal
Debt Securities - Cont'd	Amount	Value
U.S. Government Agencies and Instrumentalities - Cont'd
FHLB, 1.85%, 10/1/02	$ 69,600,000	$69,600,000
Kingdom of Jordan, Guaranteed by the United States Agency
of International Development, 8.75%, 9/1/19	1,814,396	2,359,730
Kingdom of Morocco, Guaranteed by the United States Agency
of International Development, 7.55%, 7/15/26	3,000,000	3,527,850

Total U.S. Government Agency Obligations (Cost $81,702,578)		82,465,168

U.S. Treasury - 3.3%
U.S. Treasury Bonds,
4.375%, 8/15/12	5,075,000	5,397,161
5.375%, 2/15/31	54,310,000	60,347,643

Total U.S. Treasury (Cost $65,603,207)		65,744,804

Repurchase Agreement - 1.8%
State Street Bank, 1.75%, 10/1/02	35,900,000	35,900,000
(Repurchase proceeds $35,901,745)
(Collateral: $36,982,970, FNMA, 3.125%, 11/7/03)

Total Repurchases Agreements (Cost $35,900,000)		35,900,000

Equity Securities - 0.2%	Shares
Covad Communications Group, Inc. (Common)*#	94,233	138,522
Ford Motor Co. Capital Trust II (Preferred)	100,000	4,029,000

Total Equity Securities (Cost $6,921,831)		4,167,522

TOTAL INVESTMENTS (Cost $2,035,784,033) - 96.9%		1,941,739,691
Other assets and liabilities, net - 3.1%		63,125,751
Net Assets - 100%		$2,004,865,442

Underlying
			Face	Unrealized
	# of	Expiration	Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
10 Year U.S. Treasury Notes	593	12/02	($68,732,406)	($99,713)

See notes to schedule of investments and notes to financial statements.

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Notes to Schedule of Investments

+	Security is a defaulted security. Accrued interest of $745,378 was set up as a loss contingency on September 11, 2002 and subsequently written off on October 16, 2002.

**	Security is a defaulted security. Accrued interest of $3,106,072 was set up as a loss contingency on
September 11, 2002 and subsequently written off on October 16, 2002.

##	Security is a defaulted security. Accrued interest of $3,463,151 was set up as a loss contingency on August 9, 2002 and subsequently written off on September 26, 2002.

++	Security is a distressed security. Accrued interest of $29,500 was set up as a loss contingency on August 9, 2002 and subsequently written off on September 26, 2002.

***	Security is a distressed security. Accrued interest of $34,639 was set up as a loss contingency on August 9, 2002 and subsequently written off on September 26, 2002.

*	Non-income producing.

#

Covad Communications Group, Inc. voluntarily filed to reorganize their debt under Chapter 11 of the U.S. Bankruptcy Code on August 11, 2001. As part of the approved "Plan of Reorganization," 94,233 shares of Covad common stock along with $688,981 cash was issued in settlement of the Fund's investment in Covad bonds (par $3,500,000, cost $2,608,823).

Abbreviations:

FHLB: Federal Home Loan Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets	Value
Investments in securities, at value (Cost $2,035,784,033) -
see accompanying schedule	$1,941,739,691
Cash	1,320,958
Receivable for securities sold	171,541,516
Receivable for shares sold	7,529,708
Interest and dividends receivable	34,034,801
Collateral at broker for futures (cash)	770,900
Other assets	30,291
Total assets	2,156,967,865
Liabilities
Payable for securities purchased	145,857,647
Payable for shares redeemed	3,360,569
Payable to Calvert Asset Management Co., Inc.	1,121,390
Payable to Calvert Administrative Services Company	488,285
Payable to Calvert Shareholder Services, Inc.	31,808
Payable to Calvert Distributors, Inc.	696,716
Payable for futures variation margin	162,419
Accrued expenses and other liabilities	383,589
Total liabilities	152,102,423
Net Assets	$2,004,865,442
Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 92,343,320 shares outstanding	$1,562,903,522
Class B: 19,936,728 shares outstanding	337,739,163
Class C: 9,859,251 shares outstanding	166,080,962
Class I: 2,093,757 shares outstanding	35,021,598
Undistributed (overdistributed) net investment income	(1,318,971)
Accumulated net realized gain (loss) on investments	(1,416,776)
Net unrealized appreciation (depreciation) on investments	(94,144,055)

Net Assets	$2,004,865,442
Net Asset Value Per Share
Class A (based on net assets $1,490,514,235)	$16.14
Class B (based on net assets $321,562,168)	$16.13
Class C (based on net assets $159,006,979)	$16.13
Class I (based on net assets $33,782,060)	$16.13

See notes to financial statements.


Statement of Operations

Year Ended September 30, 2002

Net Investment Income
Investment Income:
Interest income	$118,628,180
Dividend income	230,208
Total investment income	118,858,388

Expenses:
Investment advisory fee	6,489,780
Administrative fees	4,817,333
Transfer agency fees and expenses	2,869,642
Distribution plan expenses:
Class A	2,311,375
Class B	2,422,261
Class C	980,645
Trustees' fees and expenses	121,671
Custodian fees	192,139
Registration fees	157,813
Reports to shareholders	323,605
Professional fees	26,252
Accounting fees	123,170
Miscellaneous	44,661
Total expenses	20,880,347
Fees paid indirectly	(162,697)
Net expenses	20,717,650
Net Investment Income	98,140,738
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	4,986,842

Change in unrealized appreciation (depreciation) on:
Investments	(79,835,615)
Futures	(99,713)
(79,935,328)
Net Realized and Unrealized Gain
(Loss) on Investments	(74,948,486)

Increase (Decrease) in Net Assets
Resulting From Operations	$23,192,252

See notes to financial statements.


Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$98,140,738	$47,489,688
Net realized gain (loss)	4,986,842	44,797,689
Change in unrealized appreciation (depreciation)	(79,935,328)	(11,788,061)

Increase (Decrease) in Net Assets
Resulting From Operations	23,192,252	80,499,316

Distributions to shareholders from
Net investment income:
Class A Shares	(78,881,048)	(41,997,231)
Class B Shares	(13,454,080)	(3,931,804)
Class C Shares	(5,490,559)	(638,334)
Class I Shares	(1,700,953)	(882,753)
Net realized gain:
Class A Shares	(38,035,227)	(4,697,323)
Class B Shares	(6,508,971)	(382,867)
Class C Shares	(1,956,572)	(25,170)
Class I Shares	(541,159)	(137,012)
Total distributions	(146,568,569)	(52,692,494)

Capital share transactions:
Shares sold:
Class A Shares	990,380,897	651,439,803
Class B Shares	208,286,191	113,056,140
Class C Shares	139,053,505	37,936,799
Class I Shares	21,495,670	8,123,584
Reinvestment of distributions:
Class A Shares	90,786,721	36,683,924
Class B Shares	12,452,518	2,956,551
Class C Shares	4,189,224	413,166
Class I Shares	2,152,021	1,006,468
Shares redeemed:
Class A Shares	(439,952,888)	(210,519,099)
Class B Shares	(25,579,141)	(5,014,483)
Class C Shares	(15,313,483)	(1,374,492)
Class I Shares	(2,457,258)	(9,255,139)
Total capital share transactions	985,493,977	625,453,222

Total Increase (Decrease) in Net Assets	862,117,660	653,260,044

Net Assets
Beginning of year	1,142,747,782	489,487,738
End of year (including undistributed (overdistributed) net
investment income of ($1,318,971) and $73,015, respectively.)	$2,004,865,442	$1,142,747,782

See notes to financial statements.


Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	59,207,489	37,655,888
Class B Shares	12,447,736	6,493,299
Class C Shares	8,345,285	2,170,687
Class I Shares	1,291,218	463,044
Reinvestment of distributions:
Class A Shares	5,478,186	2,161,949
Class B Shares	752,659	173,526
Class C Shares	253,624	23,791
Class I Shares	130,308	60,177
Shares redeemed:
Class A Shares	(26,447,041)	(12,284,903)
Class B Shares	(1,539,446)	(290,484)
Class C Shares	(925,981)	(78,878)
Class I Shares	(147,243)	(542,634)
Total capital share activity	58,846,794	36,005,462

See notes to financial statements.


Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, and C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B and C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00% and 1.00% annually of the Fund's average daily net assets of Class A, B and C, respectively. Class I does not have Distribution plan expenses.

The Distributor received $654,420 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $343,198 for the year ended September 30, 2002. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds in the series served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term and U.S. government securities, were $19,936,438,451 and $19,224,915,615, respectively.

The cost of investments owned at September 30, 2002 for federal income tax purposes was $2,044,214,375. Net unrealized depreciation aggregated $102,474,684, of which $60,422,581 related to appreciated securities and $162,897,265 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2002, and September 30, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	$146,568,568	$52,692,494
Long-term capital gain	--	--
Total	$146,568,568	$52,692,494


As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$13,547,695
Unrealized appreciation (depreciation)	(102,474,684)
($88,926,989)

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to treatment of partnership and real estate investment trusts for federal tax  purposes.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. In addition, the Fund effected transactions with other Calvert Funds, which resulted in net realized gains on sales of securities of $1,023,909. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2002, purchase and sales transactions were $457,041,026 and $410,605,230, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2002. For the year ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$779,568	2.42%	$17,743,272	May 2002


Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.


Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$17.48	$16.66
Income from investment operations
Net investment income	1.03	1.14
Net realized and unrealized gain (loss)	(.71)	.98
Total from investment operations	.32	2.12
Distributions from
Net investment income	(1.04)	(1.14)
Net realized gain	(.62)	(.16)
Total distributions	(1.66)	(1.30)
Total increase (decrease) in net asset value	(1.34)	.82
Net asset value, ending	$16.14	$17.48

Total return*	1.93%	13.31%
Ratios to average net assets:
Net investment income	6.21%	6.66%
Total expenses	1.12%	1.10%
Expenses before offsets	1.12%	1.10%
Net expenses	1.11%	1.08%
Portfolio turnover	1,540%	2,645%
Net assets, ending (in thousands)	$1,490,514	$945,671

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$17.08	$17.17	$17.20
Income from investment operations
Net investment income	1.15	.99	1.02
Net realized and unrealized gain (loss)	(.16)	.74	.61
Total from investment operations	.99	1.73	1.63
Distributions from
Net investment income		(.99)	(1.01)
In excess of net realized gain	(1.16)	--	--
Net realized gain	(.25)	(.83)	(.65)
Total distributions	(1.41)	(1.82)	(1.66)
Total increase (decrease) in net asset value	(.42)	(.09)	(.03)
Net asset value, ending	$16.66	$17.08	$17.17

Total return*	6.11%	10.68%	9.92%
Ratios to average net assets:
Net investment income	7.47%	6.01%	5.96%
Total expenses	1.20%	1.32%	1.43%
Expenses before offsets	1.20%	1.32%	1.43%
Net expenses	1.17%	1.23%	1.36%
Portfolio turnover	3,264%	3,454%	3,461%
Net assets, ending (in thousands)	$442,709	$91,764	$41,607


Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2002	2001
Net asset value, beginning	$17.47	$16.66
Income from investment operations
Net investment income	.89	1.00
Net realized and unrealized gain (loss)	(.71)	.98
Total from investment operations	.18	1.98
Distributions from
Net investment income	(.90)	(1.01)
Net realized gain	(.62)	(.16)
Total distributions	(1.52)	(1.17)
Total increase (decrease) in net asset value	(1.34)	.81
Net asset value, ending	$16.13	$17.47

Total return*	1.14%	12.38%
Ratios to average net assets:
Net investment income	5.42%	5.74%
Total expenses	1.94%	1.93%
Expenses before offsets	1.94%	1.93%
Net expenses	1.93%	1.91%
Portfolio turnover	1,540%	2,645%
Net assets, ending (in thousands)	$321,562	$144,580
	Periods Ended
	September 30,	September 30,
Class B Shares	2000	1999 +
Net asset value, beginning	$17.06	$17.02
Income from investment operations
Net investment income	.97	.13
Net realized and unrealized gain (loss)	(.17)	.05
Total from investment operations	.80	.18
Distributions from
Net investment income	(.95)	(.14)
Net realized gain	(.25)	--
Total distributions	(1.20)	(.14)
Total increase (decrease) in net asset value	(.40)	.04
Net asset value, ending	$16.66	$17.06

Total return*	4.95%	1.06%
Ratios to average net assets:
Net investment income	6.75%	5.00% (a)
Total expenses	2.15%	3.74% (a)
Expenses before offsets	2.15%	2.98% (a)
Net expenses	2.12%	2.91% (a)
Portfolio turnover	3,264%	3,454%
Net assets, ending (in thousands)	$31,646	$1,231


Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000++
Net asset value, beginning	$17.47	$16.67	$16.59
Income from investment operations
Net investment income	.89	.98	.15
Net realized and unrealized gain (loss)	(.71)	.95	.11
Total from investment operations	.18	1.93	.26
Distributions from
Net investment income	(.90)	(.97)	(.18)
Net realized gain	(.62)	(.16)	--
Total distributions	(1.52)	(1.13)	(.18)
Total increase (decrease) in net asset value	(1.34)	.80	.08
Net asset value, ending	$16.13	$17.47	$16.67

Total return*	1.09%	12.09%	1.58%
Ratios to average net assets:
Net investment income	5.40%	5.32%	7.42% (a)
Total expenses	1.97%	2.09%	2.16% (a)
Expenses before offsets	1.97%	2.09%	2.16% (a)
Net expenses	1.96%	2.06%	2.13% (a)
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$159,007	$38,185	$1,179


Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2002	2001
Net asset value, beginning	$17.46	$16.63
Income from investment operations
Net investment income	1.06	1.22
Net realized and unrealized gain (loss)	(.66)	.97
Total from investment operations	.40	2.19
Distributions from
Net investment income	(1.11)	(1.20)
Net realized gain	(.62)	(.16)
Total distributions	(1.73)	(1.36)
Total increase (decrease) in net asset value	(1.33)	.83
Net asset value, ending	$16.13	$17.46

Total return*	2.46%	13.81%
Ratios to average net assets:
Net investment income	6.70%	7.40%
Total expenses	.61%	.68%
Expenses before offsets	.61%	.68%
Net expenses	.60%	.66%
Portfolio turnover	1,540%	2,645%
Net assets, ending (in thousands)	$33,782	$14,311
	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999 +++
Net asset value, beginning	$17.06	$16.73
Income from investment operations
Net investment income	1.26	.63
Net realized and unrealized gain (loss)	(.21)	.34
Total from investment operations	1.05	.97
Distributions from
Net investment income	(1.23)	(.64)
Net realized gain	(.25)	--
Total distributions	(1.48)	(.64)
Total increase (decrease) in net asset value	(.43)	.33
Net asset value, ending	$16.63	$17.06

Total return*	6.48%	5.83%
Ratios to average net assets:
Net investment income	7.78%	6.37% (a)
Total expenses	.82%	1.07% (a)
Expenses before offsets	.75%	.81% (a)
Net expenses	.72%	.72% (a)
Portfolio turnover	3,264%	3,454%
Net assets, ending (in thousands)	$13,954	$6,442
(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
+	From August 1, 1999, inception.
++	From August 1, 2000, inception.
+++	From March 1, 1999 inception.

See notes to financial statements.


Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Trustee and Officer Information Table

# of   (Not

   Applicable   to  Officers)

Position

Position

  Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	30	Acacia Federal Savings Bank

DAVID R. ROCHAT

DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.

D. Wayne Silby, Esq.

DOB: 07/20/48

	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation

SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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800-368-2748

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Service for Existing Account

Shareholders: 800-368-2745

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800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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